Exhibit 10.2

ADOPTION AGREEMENT

1.01                        PREAMBLE

By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)]

(a)         ☒          adopts a new plan as of January 1, 2015.

(b)         ☐            amends and restates its existing plan as of                  which is the Amendment Restatement Date.  Except as otherwise provided in Appendix A, all amounts deferred under the Plan prior to the Amendment Restatement Date shall be governed by the terms of the Plan as in effect on the day before the Amendment Restatement Date.

Original Effective Date:              .

Pre-409A Grandfathering:                                                   ☐ Yes                         ☒ No

1.02                        PLAN

Plan Name: KapStone Paper and Packaging Corporation Deferred Compensation Plan

Plan Year:  December 31

1.03                        PLAN SPONSOR

Name:	KapStone Paper and Packaging Corporation
Address:	1101 Skokie Blvd., Suite 300, Northbrook, IL 60062-4124
Phone # :	847-239-8800
EIN:	20-2699372
Fiscal Yr:	December 31

Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market?

☒ Yes      ☐ No

1.04                        EMPLOYER

The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan (insert “Not Applicable” if none have been authorized):

Publicly Traded on Est. Securities Market
Entity	Yes	No
KapStone Kraft Paper Corporation	☐	☒
KapStone Charleston Kraft LLC	☐	☒
KapStone Container Corporation	☐	☒
Longview Fibre Paper & Packaging Inc.	☐	☒
	☐	☐
	☐	☐

1.05                        ADMINISTRATOR

The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan:

Name:	KapStone Paper and Packaging Corporation Pension and Investment Committee
Address:	1101 Skokie Blvd., Suite 300, Northbrook, IL 60062-4124

Note:                  The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan.  Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator.

1.06                        KEY EMPLOYEE DETERMINATION DATES(1)

The Employer has designated               as the Identification Date for purposes of determining Key Employees.

In the absence of a designation, the Identification Date is December 31.

The Employer has designated                 as the effective date for purposes of applying the six month delay in distributions to Key Employees.

In the absence of a designation, the effective date is the first day of the fourth month following the Identification Date.

(1)  Not Applicable — six month delay in distributions shall apply to all participants

2.01                        PARTICIPATION

(a)         ☒                Employees [complete (i), (ii) or (iii)]

(i)                 ☐                        Eligible Employees are selected by the Employer.

(ii)              ☒                      Eligible Employees are those employees of the Employer who satisfy the following criteria:

Salary Grade 16 and above

(iii)             ☐                        Employees are not eligible to participate.

(b)         ☒                Directors [complete (i), (ii), (iii) or (iv)]

(i)                   ☐                        All Directors are eligible to participate.

(ii)                ☐                        Only Directors selected by the Employer are eligible to participate.

(iii)             ☐                        Directors are not eligible to participate.

(iv)            ☒                      Non-employee Directors are not eligible to participate.

3.01                        COMPENSATION

For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]:

(a)	☒	Compensation is defined as:

for purposes of salary deferrals, as defined in the

KapStone Paper and Packaging Corporation 401(k) Plan without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year.

for purposes of employer matching or other employer

contributions, as defined in the KapStone Paper and Packaging Corporation 401(k) Plan without regard to the limitation in Section 401(a)(17) of the Code and including amounts deferred as salary deferrals to this deferred compensation plan for such Plan Year.

(b)	☐	Compensation as defined in the [insert name of qualified plan] without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year.

(c)	☐	Director Compensation is defined as:

(d)	☐	Compensation shall, for all Plan purposes, be limited to $ .

(e)	☐	Not Applicable.

3.02                        BONUSES

Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses:

Will be treated as Performance Based Compensation
Type	Yes	No
Management Incentive Plan	☒	☐
	☐	☐

☐                                    Not Applicable.

4.01                        PARTICIPANT CONTRIBUTIONS

If Participant contributions are permitted, complete (a), (b), and (c).  Otherwise complete (d).  Participant contributions under this Section 4.01 will be permitted beginning January 1, 2015.

(a)                                 Amount of Deferrals

A Participant may elect within the period specified in Section 4.01(b) of the Adoption Agreement to defer the following amounts of remuneration.  For each type of remuneration listed, complete “dollar amount” and / or “percentage amount”.

(i)             Compensation Other than Bonuses [do not complete if you complete (iii)]

	Dollar Amount		% Amount
Type of Remuneration	Min	Max	Min	Max	Increment
(a) Base Comp			0%	50%	1%
(b)
(c)

Note:  The increment is required to determine the permissible deferral amounts.  For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.

(ii)          Bonuses [do not complete if you complete (iii)]

	Dollar Amount		% Amount
Type of Bonus	Min	Max	Min	Max	Increment
(a) Bonus			0%	80%	1%
(b)
(c)

(iii)       Compensation [do not complete if you completed (i) and (ii)]

Dollar Amount		% Amount
Min	Max	Min	Max	Increment

(iv)      Director Compensation

	Dollar Amount		% Amount
Type of Compensation	Min	Max	Min	Max	Increment
Annual Retainer
Meeting Fees
Other:
Other:

(b)                                 Election Period

(i)             Performance Based Compensation

A special election period

☒	Does	☐	Does Not

apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement.

The special election period, if applicable, will be determined by the Employer.

(ii)          Newly Eligible Participants

An employee who is classified or designated as an Eligible Employee during a Plan Year

☒	May	☐	May Not

elect to defer Compensation earned during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he is eligible to participate in the Plan.

(c)                                  Revocation of Deferral Agreement

A Participant’s deferral agreement

☐                  Will

☒                Will Not

be cancelled for the remainder of any Plan Year during which he receives a hardship distribution of elective deferrals from a qualified cash or deferred arrangement maintained by the Employer.  If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

(d)                                 No Participant Contributions

☐                          Participant contributions are not permitted under the Plan.

5.01                        EMPLOYER CONTRIBUTIONS

If Employer contributions are permitted, complete (a) and/or (b).  Otherwise complete (c).

(a)                                 Matching Contributions

(i)             Amount

For each Plan Year, the Employer shall make a Matching Contribution on behalf of each Participant who satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement, equal to [complete the ones that are applicable]:

(A)                   ☐                                 [insert percentage] of the Compensation the Participant has elected to defer for the Plan Year

(B)                   ☒                      An amount determined by the Employer in its sole discretion

(C)                   ☐                        Matching Contributions for each Participant shall be limited to $          and/or         % of Compensation.

(D)                   ☐                        Other:

(E)                    ☐                        Not Applicable [Proceed to Section 5.01(b)]

(ii)          Eligibility for Matching Contribution

A Participant shall receive an allocation of Matching Contributions determined in accordance with Section 5.01(a)(i) provided he satisfies the following requirements [complete the ones that are applicable]:

(A)                   ☐                        Describe requirements:

(B)                   ☒                      Is selected by the Employer in its sole discretion to receive an allocation of Matching Contributions

(C)                   ☐                        No requirements

(iii)       Time of Allocation

Matching Contributions, if made, shall be treated as allocated [select one]:

(A)                   ☐                        As of the last day of the Plan Year

(B)                   ☒                      At such times as the Employer shall determine in it sole discretion

(C)                   ☐                        At the time the Compensation on account of which the Matching Contribution is being made would otherwise have been paid to the Participant

(D)                   ☐                        Other:

(b)                                 Other Contributions

(i)             Amount

For each Plan Year, the Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete the ones that are applicable]:

(A)                   ☐                        An amount equal to              [insert number] % of the Participant’s Compensation

(B)                   ☒                      An amount determined by the Employer in its sole discretion

(C)                   ☐                        Contributions for each Participant shall be limited to $

(D)                   ☐                        Other:

(E)                    ☐                        Not Applicable [Proceed to Section 6.01]

(ii)          Eligibility for Other Contributions

A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he satisfies the following requirements [complete the one that is applicable]:

(A)                   ☐                        Describe requirements:

(B)                   ☒                      Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions

(C)                   ☐                        No requirements

(iii)       Time of Allocation

Employer contributions, if made, shall be treated as allocated [select one]:

(A)                   ☐                        As of the last day of the Plan Year

(B)                   ☒                      At such time or times as the Employer shall determine in its sole discretion

(C)                   ☐                        Other:

(c)                                  No Employer Contributions

☐                          Employer contributions are not permitted under the Plan.

6.01                        DISTRIBUTIONS

The timing and form of payment of distributions made from the Participant’s vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies.

(a)         Timing of Distributions

(i)                                     All distributions shall commence in accordance with the following [choose one]:

(A)                   ☐                        As soon as administratively feasible following the distribution event but in no event later than the time prescribed by Treas. Reg. Sec. 1.409A-3(d).

(B)                   ☒                      Monthly on specified day 10th of each month [insert day]

(C)                   ☐                        Annually on specified month and day

(D)                   ☐                        Calendar quarter on specified month and day [             month of quarter (insert 1,2 or 3);           day (insert day)]

(ii)                                  The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of:

(A)                   ☐                        Event Delay — Distribution events other than those based on Specified Date or Specified Age, Death, or Disability will be treated as not having occurred for       months.

(B)                   ☐                        Hold Until Next Year — Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.01(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases.

(C)                   ☐                        Immediate Processing — The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]:

(D)                   ☐                        Not applicable.

(b)         Distribution Events

Participants may elect the following payment events and the associated form of payment for amounts attributable to Participant contributions (Section 4.01). If multiple events are selected, the earliest to occur will trigger payment.

Amounts attributable to Employer contributions (Section 5.01(a) and (b)) will be paid as a lump sum on the date that is six months after Separation from Service.

			Lump Sum	Installments

(i)	☒	Specified Date	☒	2-10 years

(ii)	☐	Specified Age	☐	years

(iii)	☐	Separation from Service	☐	years

(iv)	☒	Separation from Service plus 6 months	☒	years

(v)	☐	Separation from Service plus months [not to exceed months]	☐	years

(vi)	☐	Retirement	☐	years

(vii)	☒	Retirement plus 6 months	☒	2-10 years

(viii)	☐	Retirement plus months [not to exceed months]	☐	years

(ix)	☐	Later of Separation from Service or Specified Age	☐	years

(x)	☐	Later of Separation from Service or Specified Date	☐	years

(xi)	☐	Disability	☐	years

(xii)	☐	Death	☐	years

(xiii)	☐	Change in Control	☐	years

The minimum deferral period for Specified Date or Specified Age event shall be 2   years.

Installments may be paid [select each that applies]

☒                    Monthly

☒                    Quarterly

☒                    Annually

(c)          Specified Date and Specified Age elections may not extend beyond age                [insert age or “Not Applicable” if no maximum age applies].

(d)         Payment Election Override

Payment of the remaining vested balance of the Participant’s Account will automatically occur at the time specified in Section 6.01(a) of the Adoption Agreement in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]:

	EVENTS	FORM OF PAYMENT
☐	Separation from Service	☐	Lump sum	☐	Installments
☒	Separation from Service (plus 6 months) before Retirement	☒	Lump sum	☐	Installments
☒	Death	☒	Lump sum	☐	Installments
☒	Disability	☒	Lump sum	☐	Installments
☐	Not Applicable

(e)          Involuntary Cashouts

☐                                    If the Participant’s vested Account at the time of his Separation from Service does not exceed        distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan.

☐                                    There are no involuntary cashouts.

(f)           Retirement

☒                                            Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]:

Age 55

☐                                              No special definition of Retirement applies.

(g)          Distribution Election Change

A Participant

☒                    Shall

☐                      Shall Not

be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan.

A Participant shall generally be permitted to elect such modification 1 time.

Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision.

(h)         Frequency of Elections

The Plan Sponsor

☒                    Has

☐                      Has Not

Elected to permit annual elections of a time and form of payment for amounts deferred under the Plan.

7.01                        VESTING

(a)         Matching Contributions

The Participant’s vested interest in the amount credited to his Account attributable to Matching Contributions shall be based on the following schedule:

☒	Years of Service	Vesting %
	0	100	(insert ‘100’ if there is immediate vesting)
	1
	2
	3
	4
	5
	6
	7
	8
	9

☐            Other:

☐            Class year vesting applies.

☐            Not applicable.

(b)         Other Employer Contributions

The vested interest of all Participants will be zero with service beginning as of January 1, 2012 for amounts credited to his Account attributable to Employer contributions shall be based on the following schedule:

☒	Years of Service	Vesting %
	0	100	(insert ‘100’ if there is immediate vesting)
	1
	2
	3
	4
	5
	6
	7
	8
	9

☐            Other:

☐            Class year vesting applies.

☐            Not applicable.

(c)          Acceleration of Vesting

A Participant’s vested interest in his Account will automatically be 100% upon the occurrence of the following events: [select the ones that are applicable]:

(i) ☐	Death

(ii) ☐	Disability

(iii) ☐	Change in Control

(iv) ☐	Eligibility for Retirement

(v) ☐	Other:

(vi) ☒	Not applicable.

(d)         Years of Service

(i)    A Participant’s Years of Service shall include all service performed for the Employer and

☒              Shall

☐                Shall Not

include service performed for the Related Employer.

(ii)   Years of Service shall also include service performed for the following entities:

(iii)  Years of Service shall be determined in accordance with (select one)

(A) ☒   The elapsed time method in Treas. Reg. Sec.  1.410(a)-7

(B) ☐    The general method in DOL Reg. Sec.  2530.200b-1 through b-4

(C) ☐    The Participant’s Years of Service credited under Section 6.6 of the Qualified Plan

(D) ☐    Other:

(iv)  ☐ Not applicable.

8.01                        UNFORESEEABLE EMERGENCY

(a)	A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24:

☐ Will
☒ Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01]

be allowed.

(b)	Upon a withdrawal due to an Unforeseeable Emergency, a Participant’s deferral election for the remainder of the Plan Year:

☐ Will
☐ Will Not

be cancelled. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

9.01                        INVESTMENT DECISIONS

Investment decisions regarding the hypothetical amounts credited to a Participant’s Account shall be made by [select one]:

(a) ☒	The Participant or his Beneficiary

(b) ☐	The Employer

10.01                 GRANTOR TRUST

The Employer [select one]:

☒	Does
☐	Does Not

intend to establish a grantor trust in connection with the Plan.

11.01                 TERMINATION UPON CHANGE IN CONTROL

The Plan Sponsor

☒	Reserves
☐	Does Not Reserve

the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.

11.02                 AUTOMATIC  DISTRIBUTION UPON CHANGE IN CONTROL

Distribution of the remaining vested balance of each Participant’s Account

☐	Shall
☒	Shall Not

automatically be paid as a lump sum payment upon the occurrence of a Change in Control as provided in Section 9.7.

11.03                 CHANGE IN CONTROL

A Change in Control for Plan purposes includes the following [select each definition that applies]:

(a)	☒	A change in the ownership of the Employer as described in Section 9.7(c) of the Plan.

(b)	☒	A change in the effective control of the Employer as described in Section 9.7(d) of the Plan.

(c)	☒	A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan.

(d)	☐	Not Applicable.

12.01                 GOVERNING STATE LAW

The laws of     Illinois      shall apply in the administration of the Plan to the extent not preempted by ERISA.

EXECUTION PAGE

The Plan Sponsor has caused this Adoption Agreement to be executed this 11th day of December, 2014.

PLAN SPONSOR:	KapStone Paper and Packaging Corporation
By:	/s/ Roger W. Stone
Title:	Chairman and CEO

APPENDIX A

SPECIAL EFFECTIVE DATES